Ticker Symbol BCMSX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Brown Capital Management
Mid-Cap Fund

A series of
The Nottingham Investment Trust II

INSTITUTIONAL CLASS SHARES

SUMMARY PROSPECTUS

July 15, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://browncapital.com/mid-funds-overview.html.  You can also get this information at no cost by calling 1-877-892-4226 or by sending an e-mail request to info@browncapital.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective.  The Fund seeks long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.28%
Total Annual Fund Operating Expenses	2.03%
Fee Waivers and/or Expense Reimbursements1	0.73%
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements1	1.30%

1 The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses to not more than 1.30% of the average daily net assets of the Fund for the period ending the last day of July 2012.  The Expense Limitation Agreement may not be terminated by either party prior to that date.  Subject to certain conditions, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$566	$1,026	$2,300

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.11% of the average value of its portfolio.

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “mid-cap” companies.  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Mid-Cap Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index.  On June 30, 2011, the market value of companies in the Russell Midcap® Growth Index ranged from approximately $1.4 billion to approximately $17.9 billion.  The Advisor intends to invest in companies that, at a minimum, meet two specific criteria.  First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market’s earnings growth rate.  This determination is generated from fundamental analysis and the Advisor’s assessment of the company’s growth prospects over the next three to five years.  Second, the company’s stock should be selling at a reasonable valuation.  Reasonable valuation is determined by applying a risk-adjusted price to earnings (“P/E”) multiple to Advisor-forecasted earnings per share (“EPS”) targets.

The foundation of the Advisor’s investment process is fundamental analysis that principally includes:

•	financial statement analysis;
•	management interviews;

•	industry analysis; and
•	competitor analysis.

This analysis represents approximately 80% of the Advisor’s investment approach.  Companies are identified through Advisor-developed quantitative screens including:

•	historical EPS growth;
•	return on equity; and
•	debt-to-total capital.

Companies may also be identified through a number of other means including:

•	external research sources;
•	investment conferences;
•	in-office management visits; and
•	industry trends.

Critical to the Advisor’s assessment of a company’s future growth prospects is an understanding of what internal and external factors drove the company’s historical revenue and earnings growth.  The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cash flow sources and uses, and earnings per share growth.  When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate, the Advisor next determines whether the company is trading at a reasonable valuation.

Valuation analysis is the remaining 20% of the investment approach.  To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company.  The required return is translated into a P/E multiple.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the Fund’s portfolio consists of common stocks, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Mid-Cap Companies Risk:  Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies.  Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•
Portfolio Turnover Risk:  Although the Advisor intends to hold the Funds’ portfolio securities for the long-term, the Fund may sell portfolio securities without regard to the length of time they have been held.  The Fund’s portfolio is expected to be less than 100%, but could be higher in any given year.  As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Fund.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to that of two broad-based securities market indexes.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://browncapital.com/mid-funds-overview.html.

Quarterly Returns During This Time Period
Highest return for a quarter	22.52%	Quarter ended June 30, 2009
Lowest return for a quarter	-13.59%	Quarter ended December 31, 2008
Year-to-date return as of most recent quarter	7.14%	Quarter ended June 30, 2011

Average Annual Total Returns Periods ended December 31, 2010	Past 1 Year	Past 5 Years	Since Inception
Mid-Cap Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	27.04% 26.87% 17.58%	9.55% 8.60% 7.88%	12.05% 11.19% 10.33%
S&P MidCap 400® Index	26.64%	5.74%	11.66%
Russell Midcap® Growth Index	26.38%	4.88%	12.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, LLC is the Fund’s Investment Advisor.

Portfolio Managers.  The Fund is team-managed by Eddie C. Brown (founder, President, Chief Executive Officer, and Senior Portfolio Manager of the Advisor), Calvin H. Baker (Managing Director and Senior Portfolio Manager of the Advisor), Maurice L. Haywood (Managing Director and Senior Portfolio Manager of the Advisor), Walton D. Pearson (Managing Director and Senior Portfolio Manager of the Advisor), and Daman Blakeney (Director/Portfolio Manager of the Advisor).  Mr. Brown, Mr. Baker, and Mr. Haywood have each served as portfolio manager for the Fund since its inception in 2002, Mr. Pearson has served as portfolio manager since 2005, and Mr. Blakeney has served as portfolio manager since 2008.

Purchase and Sale of Fund Shares.  You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).  Purchase orders by mail prior to August 1, 2011 should be sent to Brown Capital Management Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Purchase orders by mail after August 1, 2011 should be sent to Brown Capital Management Funds, c/o ALPS Fund Services, Inc., P.O. Box 1345, Denver, Colorado 80201.   Please call the Fund at 1-800-773-3863 to receive wire instructions for bank wire orders.  Investors who wish to purchase Fund shares through a broker-dealer should contact the broker-dealer directly.

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Prior to August 1, 2011, redemption orders by mail should be sent to Brown Capital Management Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Prior to August 1, 2011, redemption orders by facsimile should be transmitted to 252-972-1908.  After August 1, 2011, redemption orders by mail should be sent to Brown Capital Management Funds, c/o ALPS Fund Services, Inc., P.O. Box 1345, Denver, Colorado 80201.  After August 1, 2011, redemption orders by facsimile should be transmitted to 1-866-205-1499.

Please call the Fund at 1-877-892-4226 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI